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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549


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                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                  July 1, 1998


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                                   TEXACO INC.
             (Exact name of registrant as specified in its charter)



         Delaware                       1-27                   74-1383447
(State or other jurisdiction of    (Commission File         (I.R.S. Employer
      incorporation)                   Number)            Identification Number)



         2000 Westchester Avenue,                              10650
          White Plains, New York                             (Zip Code)
(Address of principal executive offices)

                                 (914) 253-4000

              (Registrant's telephone number, including area code)


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Item 5.  Other Events
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1.                Texaco Inc.,  Shell Oil Company and Saudi Aramco announced the formation and operational start-up, effective July 1, 1998, of Motiva Enterprises LLC, a joint venture combining major elements of the three companies' eastern and Gulf Coast U.S. refining and marketing businesses. Shell has 35 percent ownership and Texaco and Saudi Refining, Inc., a corporate affiliate of Saudi Aramco, each have 32.5 percent ownership of the company.

                  In this connection, on July 1, 1998, the Registrant issued a Press Release entitled "Texaco, Shell and Saudi Aramco Announce Formation and Operational Start Up of Motiva Enterprises," a copy of which is attached hereto as Exhibit
                  99.1 and made a part hereof.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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(c)               Exhibits

         99.1 Press Release issued by the Registrant dated July 1, 1998, entitled "Texaco, Shell and Saudi Aramco Announce Formation and Operational Start Up of Motiva Enterprises."




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                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.








                                                               TEXACO INC.
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                                                               (Registrant)





                                                     By:       R. E. KOCH
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                                                           (Assistant Secretary)





Date:  July 1, 1998
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